SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 18, 2008

PAR PHARMACEUTICAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	File Number 1-10827	22-3122182
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ

07677

   (Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 18, 2008, the Board of Directors of Par Pharmaceutical Companies, Inc. (the "Company"), upon the recommendation of the Company’s Compensation and Management Development Committee, approved special executive retention awards under the Company's 2004 Performance Equity Plan (as amended and restated as of May 24, 2005) for Paul V. Campanelli, Thomas J. Haughey and John A. MacPhee, each of whom was a named executive officer as identified in the Company’s Proxy Statement filed on April 7, 2008.  In light of the Company’s recent reorganization (as previously reported in the Company’s Form 8-K as filed with the Securities and Exchange Commission on October 14, 2008), these awards were made (i) for the purpose of continuity, to ensure the retention of these officers, and (ii) to recognize expanded responsibilities assumed by these officers.  The Company believes these awards are an important component of its compensation package at a time when the Company is seeking to successfully execute its business strategy.

Executive Officer	Position with the Company	No. of Shares of Restricted Stock	No. of Options Awarded
Paul V. Campanelli	Executive Vice President; President, Generics Division	45,496	102,881
Thomas J. Haughey	Executive Vice President, Chief Administration Officer, General Counsel and Secretary	45,496	102,881
John A. MacPhee	Executive Vice President; President, Strativa Pharmaceuticals	45,496	102,881

Both awards are effective as of the grant date, November 18, 2008, and vest, contingent upon the officer’s continuous employment with the Company, through the third anniversary of the grant date.  However 66-2/3% of the awards will vest if the following conditions are satisfied:  (a)  the officer is continuously employed with the Company through the second anniversary of the grant date and (b) the closing price of the Company’s common stock, as reported on the New York Stock Exchange or such other established stock exchange, exceeds 120% of the closing price of the Company’s common stock on the grant date ($10.99) for at least 20 days during the fiscal quarter ending December 31, 2010.

Additional vesting provisions may apply upon early termination of the officer’s employment in certain circumstances.

The foregoing description of the awards does not purport to be complete and is qualified in its entirety by reference to the Terms of Executive Retention Restricted Shares Award and Terms of Executive Retention Stock Option Award, which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Form of Terms of Executive Retention Restricted Shares Award
10.2	Form of Terms of Executive Retention Stock Option Award

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the risks and uncertainties discussed from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated as of:  November 20, 2008

PAR PHARMACEUTICAL COMPANIES, INC.

(Registrant)

/s/ Thomas J. Haughey

Thomas J. Haughey, Executive Vice President

and General Counsel

EXHIBIT INDEX

     The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Form of Terms of Executive Retention Restricted Shares Award
10.2	Form of Terms of Executive Retention Stock Option Award

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